                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                       ----------------------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               OCTOBER 13, 1999
                               ----------------


                            NUTRAMAX PRODUCTS, INC.
                        -------------------------------
              (Exact name of registrant as specified in charter)


    DELAWARE                         0-18671                    061200464
------------------            ----------------------       ------------------
(State or other jurisdiction  (Commission file number)       (IRS employer
    of incorporation)                                        identification no.)


              51 BLACKBURN DRIVE, GLOUCESTER, MASSACHUSETTS 01930
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (978) 282-1800
                                                           --------------

Item 5.  Other Events.
---------------------

     As a result of the inability of Nutramax Products, Inc. (the "Company") to timely file its quarterly report on Form 10-Q for the fiscal quarter ended July 3, 1999, the Nasdaq Stock Market has delisted the Company's common stock from the Nasdaq SmallCap Market. The Company is continuing to work with its auditors to complete the Form 10-Q and anticipates that upon the filing of such report, the Company's common stock will trade in the over-the-counter markets through the "pink sheets" or on the NASD's OTC Bulletin Board. At this time, the Company is unable to predict when it will file the Form 10-Q. In the meantime, there will be no published markets for trading in the Company's common stock.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     (c)  Exhibits

Exhibit   Name
-------   ----

99.1+  Press Release issued for publication on October 15, 1999.

____________________
+ Filed herewith.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NUTRAMAX PRODUCTS, INC.


Date: October 15, 1999              By: /s/ David J. Radeke
                                       _____________________________________
                                       David J. Radeke
                                       Acting Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------


Exhibit    Name
-------    ----

99.1+      Press Release issued for publication on October 15, 1999

______________________
+ Filed herewith.